UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 17, 2008

SHORE BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Maryland	0-22345	52-1974638
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

18 East Dover Street, Easton, Maryland 21601
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (410) 822-1400

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

ITEM 8.01.    Other Events.

On December 17, 2008, Shore Bancshares, Inc. issued a press release announcing that it received preliminary approval from the U.S. Department of Treasury to participate in the Treasury’s Capital Purchase Program.  A copy of the press release is filed herewith as Exhibit 99.1.

ITEM 9.01.    Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit 99.1    Press release dated December 17, 2008 (filed herewith).

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SHORE BANCSHARES, INC.

Dated: December 19, 2008	By:	/s/ W. Moorhead Vermilye
W. Moorhead Vermilye
President and CEO

EXHIBIT INDEX

Exhibit
Number                      Description

99.1	Press release dated December 17, 2008 (filed herewith).